FSUN Investor Relations Update Page 1

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding our outlook, expectations, and strategies. Words such as "assume," "will," "would," "should," "could," "may," "focus," "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "plan," "predict," "project," "forecast," "guidance," "goal," "objective," "prospects," "possible" or "potential," and variations of such words or other similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to numerous risks, uncertainties and assumptions, that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause our actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions include, among others, the following:

- our ability to execute our growth strategy;
- our ability to retain or develop a strong core deposit base or other low-cost funding sources;
- negative economic conditions, including inflation, that may adversely affect the economy, real estate values, the job market and other factors nationally and in our market areas, in each case that may affect our liquidity and the performance of our loan portfolio;
- changes in U.S. monetary policy, the level and volatility of interest rates, the capital markets and other market conditions that may affect, among other things, our liquidity and the value of our assets and liabilities;
- risks with respect to recent, pending or potential future mergers or acquisitions, including our ability to successfully complete acquisitions and therefore, to integrate or expand businesses and operations that we acquire;
- our ability to attract and retain key personnel;
- our inability to sustain revenue and earnings growth;
- our inability to efficiently manage operating expenses;
- changes in interest rates and capital markets;
- changes in asset quality and credit risk;
- the potential increase in reserves and allowance for loan losses as a result of the transition in 2023 to the current expected credit loss standard, or "CECL";
- competition from financial institutions and other financial service providers, including non-bank financial technology providers, and our ability to attract customers from other financial institutions;
- risks associated with actual or potential litigation or investigations by customers, regulatory agencies or others;
- the COVID-19 pandemic and its continuing effects on the economic and business environments in which we operate;
- legislative or regulatory changes, particularly changes in regulation of financial services companies;
- changes in accounting principles, policies, practices or guidelines;
- any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan or other systems; and
- the adverse effects of events beyond our control that may have a destabilizing effect on financial markets and the economy, such as epidemics and pandemics, war or terrorist activities, essential utility outages, climate change, deterioration in the global economy, instability in the credit markets, disruptions in our customers' supply chains or disruption in transportation.

The foregoing list of factors is not exclusive, is not necessarily in order of importance and you should not place undue reliance on any forward-looking statements. You should also consider the risks, assumptions and uncertainties set forth under "Item 1.A. Risk Factors," of our Annual Report on Form 10-K filed with the SEC on March 25, 2022. Further, any forward-looking statement speaks only as of the date on which it is made and we do not intend to and disclaim any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws.

Use of Non-GAAP Measures

This presentation contains certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles, or GAAP. These non-GAAP disclosures include tangible common equity, average tangible common equity, tangible common equity to tangible assets, pre-provision net revenue, core net income, core return on average assets ("ROAA"), pre-tax pre-provision net revenue ROAA, core pre-tax pre-provision net revenue ROAA, total loans (excluding PPP), loan loss reserves to gross loans (excluding PPP), non-performing assets, excluding performing TDRs, and non-performing loans, excluding performing TDRs. Our management uses these non-GAAP financial measures in analyzing our performance and the efficiency of our operations. Management believes these non-GAAP measures provide a greater understanding of our ongoing operations, enhance the comparability of our results with prior periods and demonstrate the effects of significant items in the current period. Accordingly, our management believes investors may find these non-GAAP financial measures useful. However, these disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the Appendix included with this presentation for a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

Page 2

FirstSun Capital BANCORP

Sunflower Bank

Page 3 Unique High Growth Franchise Sour ce: S&P Global Market Intelligence; Financial data as of 6/30/2022 Not e: MSA’s ranked by population size within the Southwest and West regions as defined by S&P Global Market Intelligence (1) Loan Gr owth represents CAGR calculated from 12/31/2017 Attractive Core Deposit Funded Franchise with Proven Ability to Deliver Strong Organic Growth Durable & Growing Earnings Strong Growth Momentum With scale in markets with leading projected population growth and household income ATTRACTIVE FOOTPRINT 1 Bank Urban Centers with Favorable Demographics Critical Mass in Key US Markets • Banks in Southwest and West Markets Served • Banks with Total Assets $5bn - $15bn UNIVERSE SIZE 34 Banks Fee Income >25% STRONG FEE INCOME Specialized C&I Lending LENDING FOCUS Loan Growth(1) >15% GROWTH Differentiated Platform

Snapshot of Financial Performance

FSUN Q2 2022 Highlights

3.56%
Net Interest Margin

28%
Fee Income / Revenue

$7.1B
Total Assets
+27% YoY

$5.3B
Total Net Loans
+42% YoY

$234M
Net Interest Income (Annualized)

$324M
Revenue (Annualized)

Performance Summary

	For the Year Ended			'19 - '21	For the Qtr Ended
	FY 2019A	FY 2020A	FY 2021A	CAGR	Q2 2022A
Balance Sheet ($mm)					
Total Assets	$4,185	$4,995	$5,667	**16.4%**	$7,061
Total Net Loans	3,060	3,799	3,990	**14.2%**	5,332
Deposits	3,490	4,154	4,855	**17.9%**	5,933
Tang. Common Equity [1]	387	443	483	**11.7%**	615
Loans/ Deposits (%)	91.2	97.3	85.3		91.8
TCE / TA (%) [1]	9.35	8.95	8.58		8.86
NPAs[1]/ Assets (%)	0.50	0.79	0.60		0.50
NCOs / Loans (%) [2]	0.13	0.11	0.09		(0.04)
ALL / Loans (%) [2]	0.92	1.24	1.18		1.04
Profitability ($mm)					
Total Revenue	$198.2	$284.3	$279.5	**18.7%**	$80.9
Operating Expenses	170.2	204.1	224.6	**14.9%**	75.7
Pre-Provision Net Rev. [1]	28.0	80.3	54.8	**40.0%**	5.2
Provision Expense	6.1	23.1	3.0	**(29.6%)**	5.0
Net income	20.5	47.6	43.2	**45.1%**	0.4
Core Net Income [1]	*20.5*	*47.6*	*45.7*	**49.4%**	*17.2*
Profitability Ratios					
ROAA (%)	0.52	1.02	0.79		0.02
Core ROAA (%) [1]	*0.52*	*1.02*	*0.84*		*0.96*
Pre-tax Pre-Provision (PTPP) ROAA (%) [1]	*0.70*	*1.72*	*1.00*		*0.29*
Core PTPP ROAA (%) [1]	*0.70*	*1.72*	*1.05*		*1.23*
Net Interest Margin (%)	3.45	3.10	3.08		3.56
Efficiency Ratio (%)	85.9	71.8	80.4		93.6
Fee Inc. / Op. Rev (%)	35.8	52.2	44.5		27.6
Op. Exp. / Avg. Assets (%)	4.3	4.4	4.1		4.2
Provision / Avg. Loans (%)	0.20	0.66	0.08		0.38

Source: S&P Global Market Intelligence & Company Documents.
(1) Refer to Non-GAAP Financial Measures and Reconciliations on Pages 16 and 17
(2) Excludes Loans HFS

Page 4

FirstSun Capital BANCORP
Sunflower Bank

Page 5 Situated in Top-Tier Growth Markets (5 of the Top 10 in the U.S.) 2010 – 2022 Population Growth % Source: S&P Global Market Intelligence. Enhancing Our Presence in High Growth Markets Denver, CO Boulder, CO Phoenix, AZ Austin, TX Houston, TX San Antonio, TX Dallas, TX 2022 Median Household Income ($000s) Focus Markets Critical Mass Attracting Clients And Talent 19.3% 37.6% 22.8% 17.4% 12.0% 22.9% 23.2% 8.3% Denver, CO Austin, TX Houston, TX Phoenix, AZ Boulder, CO Dallas, TX San Antonio, TX U.S. National Average $95.6 $91.1 $74.9 $76.2 $97.5 $81.2 $69.1 $72.5 Denver, CO Austin, TX Houston, TX Phoenix, AZ Boulder, CO Dallas, TX San Antonio, TX U.S. National Average

Page 6 Desert Mountain Loans: $1,562 Deposits: $1,210 Branches: 15 FTE: 139 Regional Operations & Scale  Regional Presidents / Leaders are local  Focused on small to mid-sized businesses and business owners  Leadership team incentivized  Local credit oversight with both local and centralized underwriting authorities Market Strategies *$’s in millions New Mexico Loans: $153 Deposits: $1,164 Branches: 7 FTE: 59 El Paso Loans: $187 Deposits: $527 Branches: 5 FTE: 35 Metro TX Loans: $1,858 Deposits: $1,283 Branches: 22 FTE: 159 Central / Western KS Loans: $180 Deposits: $1,377 Branches: 20 FTE: 128 Eastern KS Loans: $677 Deposits: $220 Branches: 3 FTE: 32 Source: Company documents

Key Takeaways

Strategy

1 **Focused in key Southwest region growth markets**
- Dallas, Phoenix-Scottsdale, Houston, Kansas City, San Antonio, Austin and Denver
- Recently closed acquisition of Pioneer Bank added scale in Austin market

2 **Specialized Commercial Bank; attractive loan mix with low CRE levels**
- Focus on attractive business verticals including Healthcare, ABL, Technology, Telecom, Public Finance, Construction Trades and Specialty Finance
- Treasury Management Services and Small Business Banking

3 **Effective organic growth strategy delivered by talent acquisition strategy**
- 20+% YoY Loan growth pre-Pioneer acquisition
- Opportunities continue due to recent bank sector consolidations

Operating

4 **High fee income to revenue mix, multiple profitable fee income businesses**
- Significant revenue diversification and best-in-class revenue mix
- Mortgage banking, wealth/private banking, treasury management, and retail

5 **Successful integration of Pioneer; key retention of customers and talent accomplished**
- Executive management has completed over 30 M&A transactions and integrations
- Effectively using FirstSun platform to attract loan teams in targeted markets

6 **High quality, low-beta, low-cost core deposit franchise**
- Balanced distribution across stable, rationalized deposit rich markets in Kansas, New Mexico, Colorado
- Provides an advantage in funding for our lending opportunities

7 **Solid core earnings progression & growth momentum, moving from investment / build phase to realization phase**
- Past 5 years of repositioning to C&I and reduction in CRE exposure delivering NIM expansion & fee income
- Retooled infrastructure has created tremendous operating leverage to continue scaling

Page 7

FirstSun Capital Bancorp

Sunflower Bank

Page 8 $143 $229 2018Y 2022Q2 (Annualized) Non Interest Expense Strong Organic Growth Underpinning Recent Operating Trends $2,859 $3,182 $3,789 $4,074 $5,423 $2,086 $2,496 $3,014 $3,466 $4,498 2018Y 2019Y 2020Y 2021Y 2022Q2 Total Loans (excl. PPP) Loans excl. PPP, HFS & NOO CRE $128 $127 $136 $155 $234 2018Y 2019Y 2020Y 2021Y 2022Q2 (Annualized) Net Interest Income $3,022 $3,490 $4,154 $4,855 $5,933 2018Y 2019Y 2020Y 2021Y 2022Q2 Total Loans excl. PPP ($mm)(1) Net Interest Income Growth ($mm) Revenue and Expense Growth ($mm) Total Deposits ($mm) ’18 – ’22Q2 CAGR: 19% ’18 – ’22Q2 CAGR: 21% $170 $324 2018Y 2022Q2 (Annualized) Revenue 90% Increase 60% Increase ’18 – ’22Q2 CAGR: 19% Source: S&P Global Market Intelligence & Company documents. 1) Refer to Non-GAAP Financial Measures and Reconciliations on Pages 16 and 17 2) Peers include major exchange-traded banks and thrifts headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion and MRQ Core ROA less than 1.50%; Excludes merger targets and mutual holding companies (2) Peer Median(2): 11% Peer Median(2): 14% Peer Median(2): 13% $813 $560 Acquired From Pioneer $1,191 Acquired From Pioneer

Loan Composition: Strong C&I Growth while Significantly Lowering CRE

THEN....Q4 2018 Loan Composition



Owner Occupied C.R.E 12%
Non-Owner Occupied C.R.E. 26%
Multifamily 1%
Residential R.E. 21%
Commercial & Industrial 22%
Construction 4%
Oblig. of St & Poli. Subdivisions 10%
Consumer & Other 4%

Yield on Loans: 4.69%

✓ De-emphasizing CRE
✓ Building C&I Verticals

NOW...Q2 2022 Loan Composition



Owner Occupied C.R.E 12%
Non-Owner Occupied C.R.E. 16%
Major decrease
Multifamily 1%
Residential R.E. 15%
Commercial & Industrial 36%
Major increase
Construction 6%
Oblig. of St & Poli. Subdivisions 11%
Consumer & Other 3%

Yield on Loans: 4.35%

FSUN CRE / Total Risk-Based Capital vs. Peers (%)



FSUN NOO CRE/TRBC:
178%
147%
113%
90%
114%
213%
201%
179%
194%
146%
176%
136%
186%
167%
205%
2018Y
2019Y
2020Y
2021Y
2022Q2
FirstSun
Peer Median

Q2 2022 C&I Loans / Total Loans (%)



36.2%
23.9%
FirstSun
Peer Median (1)

- Well-diversified portfolio with strong C&I lending
- Well-managed CRE portfolio
- Healthy loan yield in low rate environment

Source: S&P Global Market Intelligence.
Note: FSUN data represents holding company regulatory data as of June 30, 2022.
(1) Includes U.S. Banks headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion with Core ROA < 1.50% for the quarter ending June 30, 2022; excludes merger targets. Data represents holding company data where available; if unavailable, data represents bank level regulatory data.

Page 9

FirstSun Capital Bancorp
Sunflower Bank

Page 10 C&I Relationship Banking: Vertical Focus in Growing Markets  C&I relationships come with higher margins, fees and deposits  Diversified verticals in specialized markets, competing w/ bigger competitors  Robust client relationships – proven track record of beating bigger competitors due to efficiency and proven execution  Structure products to offer best-in-class price on level of risk plus “capital markets” style fees and treasury management  HR Leverage – talented industry specific bankers focused on creating consistent and sustainable growth  ~$1.3 billion of organic loan growth in the past 3 years $320M Total Deposits $2.0B Total Loans Specialty C&I Lending Summary • Team based in high-growth Texas markets and Nashville • Includes business banking specialty in practice finance healthcare • Regional specialization in high-growth Southwest markets • Emphasis on charter school, bridge-lending and turnaround public finance • Highly specialized team in high-growth Southwest markets • Focused on cash flow subscription lending; not venture or start-ups • Includes PE sponsor-based transactions • Team specializes in working capital, growth and buyout financing • Focused on lower middle-market • Team based in Colorado • Focused on businesses supporting large scale construction related industries 1) Denotes Technology, Media, and Telecom 2) Denotes Asset-Backed Lending (1) (2)

Page 11 $0 $1,231 $0 $500 $1,000 $1,500 Dec 2017 June 2022 $394 $613 $0 $200 $400 $600 $800 Dec 2017 June 2022 $0.6 $0.8 $1.3 $1.7 $2.0 Organic Growth Strategy in New Markets Source: S&P Global Market Intelligence & Company documents. (1) Completed acquisition of Strategic Growth Bancorp (SGB) in June 2017 (2) “Commercial and Industrial loans” as defined by form Y-9C. (3) Consists of business development in Dallas, Houston, Austin and San Antonio. $0 $464 $0 $150 $300 $450 $600 Dec 2017 June 2022 Metro Texas(3) Kansas City Arizona Investments Made into the Franchise Post-SGB(1) Merger Leading to Strong Organic Loan Growth in Select Metro Markets Intentional Strategy to De-Emphasize CRE Full Time Employees Annualized Salary and Benefits Expense ($mm) 213.5% 178.5% 146.0% 136.4% 167.4% CRE / TRBC (%) C&I Loans(2) ($bn) $394mm loans in Select Metro Markets $2.3bn loans in Select Metro Markets 48% CAGR Dec 2017 Jun 2022 846 1,144 2017Q4 2022Q2 $73.6 $141.0 2017Q4 2022Q2

Page 12 84% 204% 133% 167% 189% 2018 2019 2020 2021 2022Q2 0.92% 0.50% 0.79% 0.60% 0.50% 2018 2019 2020 2021 2022Q2 0.00% 0.13% 0.11% 0.09% (0.04%) 2018 2019 2020 2021 2022Q2 0.94% 0.92% 1.33% 1.20% 1.05% 2018 2019 2020 2021 2022Q2 Source: S&P Global Market Intelligence; Financial data as of the most recent quarter available (1) Refer to Non-GAAP Financial Measures and Reconciliations on Pages 16 and 17 (2) Includes U.S. Banks headquartered in the Midwest and Southwest w ith total assets between $5 billion and $10 billion with Core ROA < 1.50% for the quarter ending June 30, 2022; excludes merger targets. Data represents holding company data where available; if unavailable, data represents bank level regulatory data. NPAs(1) / Assets Net Charge-offs / Average Loans Reserves / Gross Loans (ex. PPP)(1) Reserves / NPLs(1) Asset Quality Summary Peer Median: 0.39%(2) Peer Median: 0.03%(2) Peer Median: 260%(2) Peer Median: 1.23%(2)

Revenue Diversification

2021Y *(Pre-Merger)*



31%
3%
2%
2%
3%
3%
56%
Net Interest Income
Treasury Management Fees
Interchange Fees
Other Fee Income Sources
Wealth Management Fees
Deposit Service Fees
Mortgage GOS Fee Income

Revenue ($000)	Balance	% of Total
Net Interest Income	$155,233	56%
Wealth Management Fees	7,795	3%
Treasury Management Fees	6,109	2%
Deposit Service Fees	6,783	2%
Interchange Fees	9,208	3%
Mortgage Fee Income	86,410	31%
Other Fee Income Sources	7,939	3%
Total	**$279,477**	**100%**

Fee Inc / Rev: 44.5%

Mortgage Revenue / Rev: 30.9%

2022Q2 *(Annualized)*



14%
2%
4%
3%
3%
2%
72%
Net Interest Income
Treasury Management Fees
Interchange Fees
Other Fee Income Sources
Wealth Management Fees
Deposit Service Fees
Mortgage GOS Fee Income

Revenue ($000)	Balance	% of Total
Net Interest Income	$234,340	72%
Wealth Management Fees	7,636	2%
Treasury Management Fees	8,160	3%
Deposit Service Fees	9,952	3%
Interchange Fees	11,368	4%
Mortgage Fee Income	46,684	14%
Other Fee Income Sources	5,408	2%
Total	**$323,548**	**100%**

Fee Inc / Rev: 27.6%

Peer Median[(1)] Fee Inc / Rev: 20.1%

Mortgage Revenue / Rev: 14.4%

Source: S&P Global Market Intelligence & Company documents
Note: Data for 2022Q2 reflects Pioneer merger, which closed on April 1st, 2022.
1) Includes U.S. Banks headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion with Core ROA < 1.50% for the quarter ending June 30, 2022; excludes merger targets. Data represents holding company data where available; if unavailable, data represents bank level regulatory data.

Page 13

FirstSun Capital Bancorp

Sunflower Bank

Page 14 0.37% 0.28% 0.22% 0.21% 0.43% 0.31% 0.24% 0.28% 2020Q4 2021Q2 2021Q4 2022Q2 FSUN Peer Median Demand Deposits 22%NOW & Other Trans. Accts 4% MMDA & Other Savings 60% Retail Time Deposits 11% Jumbo Time Deposits 3% Demand Deposits 33% NOW & Other Trans. Accts 3% MMDA & Other Savings 54% Retail Time Deposits 4% Jumbo Time Deposits 6% Funding Composition: Core, Low-Cost, Low Beta Deposits Cost of Total Deposits: 0.52% Source: S&P Global Market Intelligence Note: FSUN data represents holding company regulatory data as of June 30, 2022. (1) Includes U.S. Banks headquartered in the Midwest and Southwest w ith total assets between $5 billion and $10 billion with Core ROA < 1.50% for the quarter ending June 30, 2022; excludes merger targets. Data represents holding company data where available; if unavailable, data represents bank level regulatory data. THEN…..Q4 2018 Deposit Composition NOW….Q2 2022 Deposit Composition Cost of Total Deposits: 0.21% Historical Cost of Interest-Bearing Deposits FSUN is well-positioned in current rising rate environment (1) Major increase 28% 31% 35% FSUN Deposit Beta Industry Avg. Deposit Beta Peer Deposit Beta 4 rate hikes already in 2022 FSUN Deposit Beta vs. Industry/ Peer Deposit Beta in Previous Cycle (2016 – 2018)

Page 15 # of Branches 59 72 60 Total Assets ($B) $11.3 $7.1 $6.9 Tangible Common Equity / Tangible Assets (4) 7.8% 8.9% 7.4% Loans (3) / Deposits 84% 92% 87% Cost of Deposits 0.22% 0.21% 0.19% Noninterest Bearing Deposits / Deposits 30% 33% 31% Regulatory CRE / TRBC 222% 167% 205% Most Recent Quarter Fee Income / Rev. 12% 28% 20% Loan ex. PPP (4) CAGR (Q2'18 - Q2'22) 15% 19% 11% Revenue CAGR (LTM Q2'18 - LTM Q2'22) 14% 34% 12% Most Recent Quarter Core ROAA (4) 1.20% 0.96% 1.19% Most Recent Quarter Core ROATCE (4) 16.1% 11.3% 14.7% Most Recent Quarter NIM 3.42% 3.56% 3.37% Creating a High-Growth, High-Performing Franchise Size & Balance Sheet Composition Revenue Mix & Growth Profile Select High Performing Regional Peers(1) Broader Midwest & Southwest Median(2) Outpacing peers Source: S&P Global Market Intelligence & Company documents. Market Data & Estimates as of 8/15/2022 (1) Includes IBTX, SBSI , VBTX, NBHC and EFSC. (2) Peers include major exchange-traded banks and thrifts headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion and MRQ Core ROA less than 1.50%; Excludes merger targets and mutual holding companies (3) Includes Loans HFS (4) Refer to Non-GAAP Financial Measures and Reconciliations on Pages 16 and 17

APPENDIX 16

Non-GAAP Financial Measures and Reconciliations

$'s in millions	For the Year Ended 2019	2020	2021	For the Quarter Ended June 30, 2022
Tangible common equity:				
Total stockholders' equity (GAAP)	$ 430	$ 486	$ 524	$ 728
Less: Goodwill and other intangible assets				
Goodwill	(33)	(33)	(33)	(93)
Other intangible assets	(10)	(10)	(8)	(20)
Total tangible common equity (non-GAAP)	$ 387	$ 443	$ 483	$ 615
Tangible assets:				
Total assets (GAAP)	$ 4,185	$ 4,995	$ 5,667	$ 7,061
Less: Goodwill and other intangible assets				
Goodwill	(33)	(33)	(33)	(93)
Other intangible assets	(10)	(10)	(8)	(20)
Tangible assets (non-GAAP)	$ 4,142	$ 4,952	$ 5,626	$ 6,948
Common equity/assets (GAAP)	10.28%	9.72%	9.25%	10.30%
TCE/TA (non-GAAP)	9.35%	8.95%	8.58%	8.86%
Average tangible common equity:				
Average stockholders' equity (GAAP)	$ 444	$ 467	$ 516	$ 749
Less: Average goodwill and other intangible assets				
Average goodwill	(33)	(33)	(33)	(93)
Average other intangible assets	(11)	(10)	(9)	(20)
Average tangible common equity (non-GAAP)	$ 400	$ 424	$ 474	$ 636
Average tangible assets:				
Average total assets (GAAP)	$ 3,974	$ 4,662	$ 5,469	$ 7,163
Less: Average Goodwill and other intangible assets				
Average goodwill	(33)	(33)	(33)	(93)
Average other intangible assets	(11)	(10)	(9)	(20)
Average tangible assets (non-GAAP)	$ 3,930	$ 4,619	$ 5,427	$ 7,050
Pre-Provision Net Revenue:				
Net income (GAAP)	$ 20.5	$ 47.6	$ 43.2	$ 0.4
Add:				
Provision for loan losses	6.1	23.1	3.0	5.0
Provision for income taxes	1.4	9.6	8.6	(0.2)
Pre-provision net revenue (non-GAAP)	$ 28.0	$ 80.3	$ 54.8	$ 5.2
PTPP ROAA (GAAP)	0.70%	1.72%	1.00%	0.29%
Core PTPP ROAA (non-GAAP)	0.70%	1.72%	1.05%	1.23%
Core net income:				
Net income (GAAP)	$ 20.5	$ 47.6	$ 43.2	$ 0.4
Add: Merger costs				
Merger related expenses	-	-	3.1	18.4
Income tax effect on merger related expenses	-	-	(0.6)	(4.0)
Provision for loan loss on Pioneer loans marked at a premium	-	-	-	2.9
Income tax effect on provision for loan loss on Pioneer loans marked at a premium	-	-	-	(0.5)
Total merger costs	-	-	2.5	16.8
Core net income (non-GAAP)	$ 20.5	$ 47.6	$ 45.7	$ 17.2
ROAA (GAAP)	0.52%	1.02%	0.79%	0.02%
Core ROAA (non-GAAP)	0.52%	1.02%	0.84%	0.96%
Core tangible net income:				
Net income (GAAP)				$ 0.4
Add: Intangible amortization, net of tax and total merger costs				
Intangible amortization, net of tax				0.7
Total merger costs				16.8
Core tangible net income				$ 17.9
ROATCE (GAAP)				0.74%
Core ROATCE (non-GAAP)				11.29%

Source: Company Documents

Page 17

FirstSun Capital BANCORP

Sunflower Bank

Non-GAAP Financial Measures and Reconciliations *(continued)*

$'s in millions	For the Year Ended 2018	2019	2020	2021	For the Quarter Ended June 30, 2022
Total loans excluding PPP, HFS and NOO CRE:					
Total loans	$ 2,859	$ 3,182	$ 4,040	$ 4,141	$ 5,449
Less: PPP loans	-	-	(251)	(67)	(26)
Total loans excluding PPP	$ 2,859	$ 3,182	$ 3,789	$ 4,074	$ 5,423
Less: HFS and NOO CRE loans					
HFS	(43)	(93)	(194)	(104)	(61)
NOO CRE	(730)	(593)	(581)	(504)	(864)
Total loans excluding PPP, HFS and NOO CRE	$ 2,086	$ 2,496	$ 3,014	$ 3,466	$ 4,498
Reserves/Gross Loans (GAAP)	0.94%	0.92%	1.24%	1.18%	1.04%
Reserves/Gross Loans excluding PPP (non-GAAP)	0.94%	0.92%	1.33%	1.20%	1.05%
Nonperforming loans excluding performing TDRs:					
Total nonperforming loans (GAAP)	$ 35	$ 21	$ 41	$ 35	$ 38
Less: Accrual TDRs	(3)	(7)	(5)	(6)	(9)
Total nonperforming loans excluding performing TDRs (non-GAAP)	$ 32	$ 14	$ 36	$ 29	$ 29
Reserves/NPLs (GAAP)	76%	135%	116%	136%	146%
Reserves/NPLs (non-GAAP)	84%	204%	133%	167%	189%
Nonperforming assets excluding performing TDRs:					
Total nonperforming assets (GAAP)	$ 39	$ 28	$ 44	$ 40	$ 44
Less: Accrual TDRs	(3)	(7)	(5)	(6)	(9)
Total nonperforming assets excluding performing TDRs (non-GAAP)	$ 36	$ 21	$ 39	$ 34	$ 35
NPA/Assets (GAAP)	1.00%	0.67%	0.89%	0.71%	0.62%
NPA/Assets (non-GAAP)	0.92%	0.50%	0.79%	0.60%	0.50%

Source: Company Documents

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FirstSun Capital BANCORP

Sunflower Bank